SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 26, 2004

Gadzooks, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas (State of Other Jurisdiction of Incorporation)	0-26732 (Commission File Number)	74-2261048 (IRS Employer Identification No.)

4121 International Parkway
Carrollton, Texas 75007
(Address and Zip Code of Principal Executive Offices)

(972) 307-5555
(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
Interim Order Pursuant to Section 105(a),362 & 541
Press Release

Item 5. Other Events and Required FD Disclosure.

     On February 3, 2004, Gadzooks, Inc., a Texas corporation (the “Company”), filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas (“Bankruptcy Court”) and was assigned case number 04-31486-hdh11 (the “Chapter 11 Case”).

     In connection with the Chapter 11 Case, on May 26, 2004, the Bankruptcy Court entered an interim order (the “Interim NOL Order”), to assist the Company in monitoring and preserving its net operating losses (“NOLs”) by imposing certain notice and hearing procedures on trading in (1) general unsecured claims against the Company (“Claims”) or (2) equity securities in the Company. In general, the Interim NOL Order applies to any person or entity that, directly or indirectly, beneficially owns, or was about to enter into a transaction pursuant to which it would, directly or indirectly, beneficially own, (1) an aggregate amount of Claims against the Company equal to or exceeding $50,000 or (2) at least 4.75% of any class of the Company’s common stock (“Common Stock”). Under the Interim NOL Order, such persons or entities are required to provide 10 days advance notice to the Bankruptcy Court, the Company and the Company’s counsel prior to (1) selling, transferring, purchasing or acquiring any Claims or (2) purchasing or acquiring any Common Stock, and the Company has 10 days after receipt of such notice to obtain injunctive or other relief prohibiting the transaction. If no order enjoining the transfer is entered within such 10 day period, the transaction may proceed solely as set forth in the notice. Pursuant to the Interim NOL Order, any purchase, sale or other transfer of Claims or Common Stock in violation of these procedures may subject the acquirer or transferor to sanctions, which may include monetary sanctions or the reversal of the non-compliant transaction. The Interim NOL Order will remain in effect until the Bankruptcy Court holds a final hearing on June 16, 2004. The above summary is qualified in its entirety by the Interim NOL Order, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of businesses acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Exhibits.

Number	Exhibit
99.1	Interim Order Pursuant to Sections 105(a), 362 and 541 of the Bankruptcy Code Establishing Procedures for (1) Requiring Notice in Advance of Certain Transactions Regarding Claims Against and Equity Interests in Gadzooks, Inc., and (2) the Imposition of Sanctions for Violating the Notification Procedures.

99.2	Press Release dated May 27, 2004 entitled “Gadzooks is Granted an Order on Net Operating Losses.”

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GADZOOKS, INC.

Date: May 27, 2004	By:	/s/ James A. Motley

	Name:	James A. Motley
	Title:	Vice President/Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Interim Order Pursuant to Sections 105(a), 362 and 541 of the Bankruptcy Code Establishing Procedures for (1) Requiring Notice in Advance of Certain Transactions Regarding Claims Against and Equity Interests in Gadzooks, Inc., and (2) the Imposition of Sanctions for Violating the Notification Procedures.

99.2	Press Release dated May 27, 2004 entitled “Gadzooks is Granted an Order on Net Operating Losses.”

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